Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2017
Summary of Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans

The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2016 and 2017:

	Six months ended September 30,
	2016	2017
	(in millions of yen)
Service cost-benefits earned during the period	22,219	21,643
Interest costs on projected benefit obligations	2,716	3,609
Expected return on plan assets	(17,860)	(17,353)
Amortization of prior service benefits	(97)	102
Amortization of net actuarial loss (gain)	385	214
Special termination benefits	1,744	2,128

Net periodic benefit cost	9,107	10,343